FMI MUTUAL FUNDS, INC.

Supplement dated February 25, 2002 to
Prospectus dated October 31, 2001

          The following discussion supplements the discussion under the caption "MANAGEMENT OF THE FUNDS" on pages 14 through 16 of the Prospectus:

          Palm Beach Investment Advisers, LLC ("PBIA") served as portfolio manager for the FMI AAM Palm Beach Total Return Fund (the "Total Return Fund") pursuant to that certain investment advisory agreement by and among FMI Mutual Funds, Inc. (the "Company"), Fiduciary Management, Inc., the investment adviser to the Company (the "Adviser"), and PBIA (the "Sub-Advisory Agreement"). Effective as of January 31, 2002, PBIA merged into Greer Capital Management Company (the "Merger"). Under the Investment Company Act of 1940, the Merger resulted in an "assignment" of the Sub-Advisory Agreement and its automatic termination.

          The Adviser now acts as the portfolio manager for the Total Return Fund pursuant to its Investment Advisory Agreement with the Company. Ted D. Kellner and Patrick J. English are primarily responsible for the day-to-day management of the Total Return Fund's portfolio. Mr. Kellner is Chairman of the Board and Chief Executive Officer of the Adviser, which he co-founded in 1980. Mr. English is President of the Adviser and has been employed by the Adviser in various capacities since December 1986.

                                      * * *

         Shareholders should retain this supplement with the Prospectus for future reference. Shareholders who have questions concerning the FMI Mutual Funds should call 1-800-811-5311 or write to:

          FMI Mutual Funds, Inc.
          Attention:  Corporate Secretary
          225 East Mason Street
          Milwaukee, Wisconsin 53202